SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549




                              FORM 8-K
                           CURRENT REPORT




                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported): April 22, 1996




                       McDONALD'S CORPORATION
       (Exact name of Registrant as specified in its Charter)



         Delaware                  1-5231              36-2361282
  (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                       Identification No.)


                        One McDonald's Plaza
                      Oak Brook, Illinois 60521
                           (708) 575-3000
      (Address and Phone Number of Principal Executive Offices)

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)       Exhibits

            The Exhibits listed below and attached hereto are hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 33-00001).

            (99.3)  Insert to MCDirect Shares Brochure.

            (99.4)  MCDirect Shares Brochure.

                              SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ Gloria Santona
                                     --------------------------
                                     Gloria Santona
                                     Vice President,
                                     Associate General Counsel
                                     and Secretary